UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

Clearway Energy LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Twelfth Supplemental Indenture

On August 17, 2020, Clearway Energy Operating LLC (“Clearway Operating LLC”), a subsidiary of Clearway Energy LLC (“Clearway LLC”), the guarantors currently party to the 2026 Notes Indenture (defined below), Utah Solar Master HoldCo LLC (“Utah Solar”), Mesquite Star Holdings LLC (together with Utah Solar, the “Guaranteeing Subsidiaries”) and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee (the “Trustee”), entered into the twelfth supplemental indenture (the “Twelfth Supplemental Indenture”), supplementing the indenture, dated as of August 18, 2016 (as amended or supplemented to the date hereof, the “2026 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $350,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”).  Pursuant to the Twelfth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of Clearway Operating LLC’s obligations under the 2026 Notes.

The foregoing description of the Twelfth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Twelfth Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Eighth Supplemental Indenture

On August 17, 2020, Clearway Operating LLC, the guarantors currently party to the 2025 Notes Indenture (defined below), the Guaranteeing Subsidiaries and the Trustee also entered into the eighth supplemental indenture (the “Eighth Supplemental Indenture”), supplementing the indenture, dated as of October 1, 2018 (as amended or supplemented to the date hereof, the “2025 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $600,000,000 in aggregate principal amount of its 5.750% Senior Notes due 2025 (the “2025 Notes”).  Pursuant to the Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of Clearway Operating LLC’s obligations under the 2025 Notes.

The foregoing description of the Eighth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Eighth Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Fourth Supplemental Indenture

On August 17, 2020, Clearway Operating LLC, the guarantors currently party to the 2028 Notes Indenture (defined below), the Guaranteeing Subsidiaries and the Trustee also entered into the fourth supplemental indenture (the “Fourth Supplemental Indenture”), supplementing the indenture, dated as of December 11, 2019 (as amended or supplemented to the date hereof, the “2028 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $850,000,000 in aggregate principal amount of its 4.750% Senior Notes due 2028 (the “2028 Notes”).  Pursuant to the Fourth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of Clearway Operating LLC’s obligations under the 2028 Notes.

The foregoing description of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document

4.1	Twelfth Supplemental Indenture, dated as of August 17, 2020, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).
4.2	Eighth Supplemental Indenture, dated as of August 17, 2020, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
4.3	Fourth Supplemental Indenture, dated as of August 17, 2020, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
104	Cover Page Interactive Data File (formatted as inline XBRLand contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy LLC
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

August 20, 2020

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